Exhibit 10.10


                        Form of Option Grant Agreement

"Month DD, YYYY"


"Name"
"Address"
"Address"


Dear "Name":

"Pursuant to the terms and conditions of the company's 1997 Share Incentive
 Plan (the 'Plan'), you have been granted an Incentive Stock Option to purchase "Number" shares (the 'Option') of stock as outlined below."




       Granted To:       "Name"



       Grant Date:       "Month DD, YYYY"
       Options Granted:  "Number"

       Option Price per Share:    "$Price"  Total Cost to Exercise:    "$Cost"

       Expiration Date:  "Month DD, YYYY"

       Vesting Schedule: "Schedule"
                         "Number on MM/DD/YYYY"

"By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all " of the terms and conditions of the Option and the Plan."




Signature:  ______________________________________      Date:  ________________


"Name"


"Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form."